UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2019 (April 30, 2019)

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
9 1/4% Senior Debentures due 2019	OXY 19A	New York Stock Exchange
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 8.01 of this Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On April 30, 2019, Occidental Petroleum Corporation (“Occidental”) announced that it had entered into a Securities Purchase Agreement dated April 30, 2019 (the “Purchase Agreement”) with Berkshire Hathaway Inc. (the “Investor”) pursuant to which Occidental has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from Occidental for an aggregate purchase price of $10 billion in cash: (1) 100,000 shares of a new series of preferred stock of Occidental, to be designated as Cumulative Perpetual Preferred Stock, Series A, par value $1.00 per share (the “Preferred Stock”), having a face value of $100,000 per share, and (2) a warrant (the “Warrant”) to purchase 80,000,000 shares of Occidental’s common stock, par value $0.20 per share (the “Common Stock”), (together, the “Financing Transaction”).

Dividends on the Preferred Stock will accrue on the face value at a rate per annum of 8% but will be paid only when, as and if declared by Occidental’s Board of Directors out of legally available funds. At any time when such dividends, compounded quarterly, have not been paid in full, the unpaid amounts will accrue dividends at a rate per annum of 9%. Following the payment in full of any accrued but unpaid dividends, the dividend rate will remain at 9% per annum. Commencing on the tenth anniversary of the issue date, the Preferred Stock will be redeemable at Occidental’s option  in whole or from time to time in part, at a redemption price of 105% of the face value to be redeemed plus any accrued and unpaid dividends (whether or not declared). Occidental is required to repurchase shares of the Preferred Stock if it makes specified excess distributions or otherwise returns capital to holders of junior or parity stock, including the Common Stock, in excess of specified amounts at a redemption price of 110% of the face value to be redeemed plus any accrued and unpaid dividends (whether or not declared).  The Preferred Stock has no maturity date and will rank senior to the outstanding shares of Common Stock with respect to the payment of dividends and distributions in liquidation, and has a liquidation price of 105% of the face value plus any accrued and unpaid dividends (whether or not declared).

Subject to certain limited exceptions, the Preferred Stock and the Warrant are not transferrable for five years, and the shares of Common Stock issuable on exercise of the Warrant (the “Warrant Shares”) may be transferred at any time but only in transactions that, to the knowledge of the transferror,  do not involve the transfer to any single purchaser or group of related purchasers of more than 3.5% of the outstanding Common Stock when aggregated with the Common Stock already owned by such purchaser or group of related purchasers.

The Warrant is exercisable at an exercise price of $62.50 per share of Common Stock at the holder’s option at any time or from time to time, in whole or in part, until the first anniversary of the date on which no shares of Preferred Stock remain outstanding. The exercise price and the number of shares issuable on exercise of the Warrant are subject to certain antidilution adjustments, including for stock splits, reclassifications, noncash distributions, extraordinary cash dividends, pro rata repurchases of Common Stock, business combination transactions, and certain issuances of Common Stock (or securities exercisable or convertible into or exchageable for Common Stock) at a price (or having a conversion or exercise price) that is less than 95% of the market price of the Common Stock at the pricing of the securities issuance.

Occidental has agreed that, at any annual or special meeting of Occidental stockholders commencing with the first annual meeting following the issuance of the Warrant until such approvals are obtained, Occidental will use its reasonable best efforts to obtain (1) any stockholder approval that may be required under the listing rules of the New York Stock Exchange and (2) any stockholder approval that may be required to amend Occidental’s Restated Certificate of Incorporation to provide for an increase in the authorized share capital of Occidental, in each case if required to permit the issuance of the full amount of the Warrant Shares upon exercise of the Warrant.  If any such stockholder approval is required for the issuance of Warrant Shares upon exercise of the Warrant, then unless and until such required approvals have been received, the Investor will not be permitted to exercise the Warrant for shares of Common Stock.  In lieu thereof, if the required stockholder approvals are not obtained at the first annual meeting following the issuance of the Warrant then, at any time from the 30th day after such meeting  until such approvals are obtained, the Investor will have the right to sell the Warrant to Occidental (in whole or in part) for an amount in cash equal to the option value of such Warrant (or portion thereof that the Investor has elected to sell), taking into account (1) the intrinsic value thereof, calculated as the product of (x) the number of shares of Common Stock underlying such Warrant (or portion thereof) and (y) the market price of the Common Stock minus the exercise price and (2) the time value thereof, assuming (solely for purposes of this calculation) that the expiration date of such Warrant is the tenth anniversary of its issue date, and based on certain other specified assumptions.

The Purchase Agreement is subject to certain closing conditions, including that Occidental has consummated an acquisition (the “Acquisition”) of Anadarko Petroleum Corporation (“Anadarko”).

Either party may terminate the Purchase Agreement in the event the Financing Transaction has not closed by the date that is the later of (1) 12 months after the date of the Purchase Agreement or (2) if Occidental enters into a definitive agreement with respect to the Acquisition within such 12-month period, the outside termination date set forth in such definitive agreement.

The Preferred Stock and the Warrant have not been registered under the Securities Act of 1933 and are being issued and sold in a private placement pursuant to Section 4(a)(2) thereof. Occidental has agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) affording the Investor certain registration rights in respect of the shares of Common Stock for which the Warrant is exercisable.

The foregoing summaries of the Purchase Agreement, the form of the Warrant, the terms of the Preferred Stock, the form of the Certificate of Designations and the form of Registration Rights Agreement do not purport to be complete and are subject to and qualified in their entirety by, the terms of the Purchase Agreement (and forms of the Certificate of Designations, Warrant and Registration Rights Agreement attached thereto) which are attached hereto as, or included with, Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

  (d)           Exhibits.

10.1
Securities Purchase Agreement, dated April 30, 2019 between Occidental Petroleum Corporation and Berkshire Hathaway Inc. (including forms of the Certificate of Designations, Warrant and Registration Rights Agreement).

Forward Looking Statements

Any statements in this communication about Occidental’s expectations, beliefs, plans or forecasts, including statements regarding the proposed transaction between Occidental and Anadarko, benefits and synergies of the proposed transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are typically identified by words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual results may differ from anticipated results, sometimes materially, and reported or expected results should not be considered an indication of future performance. Factors that could cause actual results to differ include, but are not limited to: the ultimate outcome of any possible transaction between Occidental and Anadarko, including the possibility that Anadarko will reject the proposed transaction with Occidental or that the terms of any definitive agreement will be materially different from those described above; uncertainties as to whether Anadarko will cooperate with Occidental regarding the proposed transaction; the parties’ ability to consummate the proposed transaction; the conditions to the completion of the proposed transaction, including the receipt of Anadarko stockholder approval and Occidental stockholder approval; that the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule or at all; Occidental’s ability to finance the proposed transaction, including consummation of any contemplated equity investment; Occidental’s indebtedness, including the substantial indebtedness Occidental expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Occidental may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Anadarko’s operations with those of Occidental; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of Anadarko may be difficult; that Anadarko and Occidental are subject to intense competition and increased competition is expected in the future; general economic conditions that are less favorable than expected. Additional risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Occidental’s other filings with the U.S. Securities and Exchange Commission (“SEC”).

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication and, unless legally required, Occidental does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication relates to a proposal which Occidental has made for an acquisition of Anadarko. In furtherance of this proposal and subject to future developments, Occidental (and, if a negotiated transaction is agreed, Anadarko) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Occidental and/or Anadarko may file with the SEC in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), TENDER OFFER STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OCCIDENTAL, ANADARKO AND THE PROPOSED TRANSACTIONS. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Occidental and/or Anadarko, as applicable. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC by Occidental free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Occidental (if and when available) will also be made available free of charge by accessing Occidental’s website at www.oxy.com.

Participants

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Occidental and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Occidental’s executive officers and directors is available in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 21, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 28, 2019. To the extent holdings of Occidental securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Date: May 3, 2019